UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

DECEMBER 31, 2021

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

Dear Fellow Shareholders:

We are pleased to report that Greenspring Fund (the “Fund”) had a strong 2021, gaining 26.83%, including the reinvestment of all dividend and capital gain distributions – its highest annual return since 2003. The Fund posted quarterly gains throughout the year, led by significant returns from the Fund’s equity securities, combined with more modest, but steady, results from the fixed income securities.

Looking back at the past year, a stronger-than-expected economic recovery helped to offset the many uncertainties related to COVID-19, changing Federal Reserve (the “Fed”) policy, the supply chain quagmire, and inflation reaching a multi-decade high. In fact, despite these numerous challenges, many companies are expected to report higher sales and profits in 2021 versus 2019 pre-pandemic levels. As we head into 2022, the macroeconomic backdrop remains fluid, and we believe many of the factors impacting 2021 will continue to influence 2022. With economic activity remaining strong and indications that inflation may persist for longer than originally predicted, the Fed has communicated its intention to start removing the pandemic-induced monetary stimulus. The Fed currently plans to lower the amount of its monthly asset purchases and is guiding to (and the market widely anticipates) several Federal Funds Rate increases this year. The Fed’s move to tighten monetary policy is reflective of economic strength as corporate profits remain quite healthy, underpinned by strong end-market demand, low inventories, healthy corporate and consumer balance sheets, and a tight labor market.

INFLUENCES on FUND PERFORMANCE

The Fund’s performance was influenced throughout the year by differing market trends and shifting investor psychology, yet strong performance by the equity securities generated positive returns in each quarter. During the first half of the year, the Fund advanced by 17.5% as the vaccine rollout, accommodative monetary policy, and fiscal stimulus provided by the American Rescue Plan Act combined to produce accelerating

February 2022

Greenspring Fund
Performance for the
Periods Ended December 31, 2021
Quarter	7.61%
Year to Date	26.83%
1 Year	26.83%
3 Years*	16.74%
5 Years*	9.04%
10 Years*	8.12%
15 Years*	6.56%
20 Years*	7.40%
Since inception on 7/1/83*	9.36%
Expense Ratio**	1.14%

*	Annualized.
**	As stated in Prospectus dated 5-1-21. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

economic growth and robust earnings reports from most of the portfolio holdings. Third quarter performance was slightly positive  as mounting inflation concerns caused investors to debate when the Fed would begin to reign in its monetary stimulus and start to hike interest rates. Despite the emergence of the Omicron variant, fourth quarter performance was robust as investors focused on economic resilience and strong corporate earnings.

The equity gains were widespread and for those securities that declined in value during the year, the losses were relatively small. The Fund’s equities within the Industrial sector of the economy generated the greatest gains. With the

Greenspring Fund, Incorporated

pick-up in economic growth, investors gravitated towards the sector and drove valuations higher, from the more value-oriented levels of the last several years. The Fund benefitted from this shift due to its heavy exposure to Industrials through a diverse group of companies that were aided not only by the strong economy, but in some cases from certain consequences of the pandemic. The holdings with the best performance included Republic Services, a waste management company, MYR Group, a specialty electrical contractor focused on infrastructure and commercial projects, and Johnson Controls, which provides a wide range of systems and digital solutions that make buildings more comfortable, safe, and energy efficient.

Companies within the Information Technology sector had the second largest influence on performance. Similar to the Industrials, a wide-ranging selection of holdings generated substantial gains including KBR, Inc., which specializes in delivering science, technology and engineering solutions to governments and companies across the globe, J2 Global, an internet services company focused on cloud services and digital media (J2 Global recently split into two separate public companies, Ziff Davis and Consensus Cloud Solutions) and Cisco Systems, which delivers networking and security hardware and software.

Looking at the entire portfolio, the individual securities with the greatest influence on performance, in order of magnitude, were the common stock holdings in Republic Services, Alphabet, KBR, J2 Global and MYR Group. All of these securities generated gains during the year.

Republic Services, the Fund’s long-time largest holding, performed extremely well during the year, generating a 47% total return. The country’s second largest waste company outperformed expectations on virtually all operating metrics including collection volumes, profitability, free cash flow generation, and acquisition activity. Looking forward, we believe the Company is well-positioned for an inflationary environment given contractual, inflation-linked price escalators in its municipal collection contracts and a consolidated, disciplined industry. Accelerating pricing gains, combined with continued volume growth and expense management, should drive solid free cash flow growth and shareholder returns.

Alphabet (“Google”) is a holding company that operates several different businesses, the largest of which is Google. Throughout the year, Google’s share price moved sharply higher, responding to strong earnings reports that exceeded investor expectations for most key financial metrics. This was driven primarily by robust performance from Google’s Search and YouTube segments, as these businesses continue to garner a greater share of the growing digital advertising market. Although not contributing to earnings yet, Google’s cloud business continues to grow at a rapid pace, and with additional investment should develop into a very significant and profitable business. We believe Google’s innovative culture and wide brand recognition keeps it well-positioned to remain a leader in the expanding online advertising market, and its continued investment in new products and services should drive sustained earnings growth over the long term.

Shares of KBR, a provider of professional and technology services to the U.S. government, its allies, and industrial markets, rose over 55% as investors gained confidence that management’s multi-year repositioning efforts would lead

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/21
Republic Services, Inc.	8.3%
KBR, Inc.	5.3%
Alphabet, Inc. – Class C	5.2%
Ziff Davis, Inc.	3.6%
Johnson Controls Int’l plc	3.4%
Cisco Systems, Inc.	3.3%
MYR Group, Inc.	3.3%
United Parcel Service, Inc. – Class B	3.2%
Primis Financial Corp.	3.1%
Wyndham Hotels & Resorts	2.6%

Greenspring Fund, Incorporated

to long-term value creation. The Government Services division posted strong organic growth and secured new contracts in high-priority areas such as space, cybersecurity, systems modernization, and humanitarian efforts. The Sustainable Technology segment continues to benefit from secular demand tailwinds by providing highly-profitable technology and engineering services to petrochemical customers looking to reduce carbon emissions. With a strong demand outlook and a capital-light business model, we expect KBR to generate strong free cash flow growth, fueling accretive capital deployment including dividend growth, acquisitions, and/or share repurchases.

PORTFOLIO ACTIVITY

Throughout the year, we took advantage of opportunities presented by the market to purchase new positions, add to existing positions and sell or reduce certain holdings. The more significant purchase activity included additions to the Fund’s equity holdings in DuPont, Visa and CMS Energy and a new equity position established in Dun & Bradstreet. We also made tactical changes by reducing the position size of a number of the equity holdings, with the largest changes in the shares of Sherwin Williams, Amdocs and Americold Realty Trust. We also sold the Fund’s entire position in Pentair, IDACORP and Ontrak 9.5% Series A Convertible Preferred.

Greenspring Fund
Ten Largest 2021 Purchases
Common Stocks:
DuPont de Nemours, Inc.
Visa, Inc. – Class A
SPAC & New Issue ETF
CMS Energy Corp.
Dun & Bradstreet Holdings, Inc.
Bonds:
Golar LNG 2.750% 2/15/22
iHeart Communications, Inc. 8.375% 5/1/27
TransDigm, Inc. 6.375% 6/15/26
Cinemark USA, Inc. 144A 4.875% 6/1/23
Cleveland-Cliffs, Inc. 5.875% 6/01/27

The Fund began the year with a very small equity position in DuPont, and we added to the position throughout the year. DuPont, a global producer of specialty materials, is undergoing a strategic transformation. Over the last several years, CEO Ed Breen led a series of mergers, sales, and spin-offs designed to craft a company more focused on business segments that are growing rapidly, where it has market-leading products with solid barriers to entry. Early in the year, we purchased additional shares, believing that the Company was undervalued due to technical selling pressure related to the planned spin-off and merger of its Nutrition & Biosciences segment with International Flavors & Fragrances. Late in the third quarter, we further increased the Fund’s stake in DuPont after the share price came under pressure due to concerns surrounding global supply chain issues that called into question the availability and cost of various raw materials used by DuPont. These challenges are not unique to DuPont and we expect them to be resolved within a reasonable period of time. With a strong balance sheet and free cash flow from operations, we believe the experienced management team will continue to transform DuPont through additional strategic acquisitions and/or dispositions as well as organic growth, resulting in attractive returns for shareholders.

Visa is a global digital payment services company that offers a wide range of Visa-branded products used by

Greenspring Fund
Ten Largest 2021 Sales
Common Stocks:
The Sherwin-Williams Company
Amdocs Limited
Americold Realty Trust
Pentair plc
EOG Resources, Inc.
Bonds:
Talos Production 11.000% 4/3/22
WESCO Distribution, Inc. 5.375% 12/15/21
Teva Pharmaceutical Finance Co. LLC 0.250% 2/21/26
Tennant Co. 5.625% 5/1/25
APX Group, Inc. 8.500% 11/1/24

Greenspring Fund, Incorporated

financial institutions to offer customers debit cards, credit cards, prepaid products, and many other commercial payment solutions. As the world’s largest electronic payments network, Visa enjoys extremely strong profit margins, returns on invested capital, and free cash flow.  Digital payments, whether through credit or debit cards, continue to take market share from cash payments and this trend is expected to continue as technological advances make it easier and safer for consumers and businesses to transact electronically and online.  Visa continues to expand its product offerings, including enhanced card-not-present capabilities used in e-commerce, contactless payments (such as a card loaded onto a mobile device or scanned by a device), and the rapidly expanding real-time direct payment (e.g. peer-to-peer) systems.

The share price of Visa declined during the fourth quarter after management provided an earnings outlook for 2022 that was below analysts’ expectations, reflecting cautious growth assumptions for international travel and general concerns about competitive pressures. We took advantage of the lower share price to add to the Fund’s holdings in this high-quality company at what we considered a reasonable price relative to its long-term growth prospects.  With an extremely strong balance sheet and benefits from economies of scale, Visa should be well-positioned to benefit as the global economy continues to recover and the

Greenspring Fund
Portfolio Allocation
as of December 31, 2021

world returns to a more normal environment.  We believe Visa will continue to be a leading player in the growing digital payment industry, and will generate an increasing stream of earnings and cash flow, resulting in a solid long-term shareholder return.

The largest new equity position established during the year was Dun & Bradstreet (“DNB”), a well-known and long-established market leader in providing mission-critical business data and analytics to corporate clients, government agencies and creditors. By using DNB’s data, clients are able to make informed credit decisions, judge the reliability of suppliers, and reduce regulatory and compliance risks. DNB’s products are also used to aid marketing efforts by helping to identify the best contact points within an organization. Due to the depth and breadth of its data, DNB has very high client retention, strong evidence of the value proposition DNB provides. In early 2019, an investor group took Dun & Bradstreet private, putting in motion a significant restructuring of the business geared towards not only improving profitability measures, but instilling a new culture of growth through innovation. Almost the entire management team was replaced, with the new team quickly changing sales and client service strategies, reducing costs, and accelerating new product development. Financial results improved, and in June of 2020, DNB returned to the public market

Greenspring Fund
Portfolio Allocation
as of December 31, 2020

Greenspring Fund, Incorporated

through an offering of its common shares. DNB’s share price declined during the third quarter, after reporting second quarter results that were slightly below expectations. Management maintained its full- year earnings guidance and reaffirmed its longer-term goals, yet some investors still questioned the outlook for the ongoing strategic transformation. We purchased shares for the Fund as the stock price declined, remaining confident that the many changes new management has implemented will improve financial results and increase the organic growth rate, resulting in strong shareholder returns.

Throughout the year, we continued to implement our fixed income-like approach to investing in Special Purpose Acquisition Companies (“SPACs”) that we discussed in detail in prior letters. A SPAC raises equity capital in an initial public offering (“IPO”) with the purpose of identifying, and closing, an attractive merger opportunity within a predefined period of time (typically 18-24 months). The IPO proceeds are deposited into a Trust and invested in short-term U.S. Treasury securities. By purchasing SPAC shares at a discount to the Trust value, we aim to generate bond-like returns in excess of, but with similar credit risk to, short-term U.S. Treasury securities.

OUTLOOK

Given the uncertain impact of the potential lingering effects of the pandemic, we continue to prioritize investments in companies that we believe are best-positioned to navigate changing market conditions and supply chain challenges. Well-capitalized companies with market-leading franchises and strong management teams should have the resources and flexibility to take advantage of strong end-market demand, while preserving or potentially growing profitability through well-developed supplier relationships, and the ability to raise prices. We also believe that many of the companies held in the portfolio are exposed to multi-year secular tailwinds that should provide a relatively high level of sustained demand. For example, the pandemic accelerated the digitalization of the economy, touching virtually every industry in some way. Just a few examples include the faster adoption of e-commerce and digital advertising, the migration to cloud-based infrastructure and software, and the increasing use of industrial data analytics and automation. Another example is the push for increased environmental sustainability and decarbonization. Consumers, businesses, and governments are increasingly looking for ways to become more energy-efficient and less reliant on fossil fuels, boosting spending in a plethora of areas including new green-energy production, as well as products and services that increase the efficiency of offices, manufacturing facilities and homes. These long-term tailwinds should provide a steady source of demand that is somewhat insulated from macroeconomic pressures.

Indications that the Fed may begin pushing the Federal Funds rate higher suggests that the economy is performing well, helping to support the outlook for future corporate earnings. Higher interest rates generally favor stocks of less expensive yet profitable and free cash flow generative companies at the expense of higher-growth, less cash-flowing businesses. Since a company’s value is a function of its estimated future cash flows, discounting these cash flows at a higher interest rate ascribes more value to cash flow generated in the near term versus the prospect of cash flow being generated many years in the future. Given our long-held belief in investing in highly cash generative and attractively priced companies, we welcome greater investor focus on this theme.

Thank you for your confidence and investment in Greenspring Fund. We look forward to updating you on our performance at the end of the first quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

Greenspring Fund, Incorporated

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Special Purpose Acquisition Companies are generally formed for the purpose of effecting a merger or other form of business combination within a finite period of time. SPACs, especially those that have recently completed their initial public offerings, may be unseasoned and lack significant trading, operational and/or financial reporting history. Prior to the announcement of a business combination, a SPAC has no ongoing business activities other than seeking a business combination, and its common shares may lack liquidity and trade at a discount to its redemption value. At the time of a proposed combination, public shareholders are generally afforded the right to redeem their shares for their proportionate value of the SPAC trust. Public shareholders may not have a meaningful opportunity to vote on the proposal because certain shareholders, including those affiliated with the SPAC management team, may have sufficient voting power, and financial incentive, to approve a transaction without public shareholder support. There is no guarantee that a SPAC will propose or complete a business combination. If a SPAC does not complete a business combination within the allotted timeframe, public shares are typically redeemed for cash with funds from the SPAC trust account.  Investments in SPACs may be considered illiquid and subject to restrictions on resale.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Earnings growth is not a measure of future performance. Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting capital expenditures.  Cash flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.  Estimate future cash flows is the cash flow a company expects to realize.  Actual cash flows received may be greater or less than the estimated future cash flows.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfunds.com. Please read the Fund’s Prospectus carefully before investing.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years (Unaudited)

Average Annual Total Returns	For Years Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	26.83%	16.74%	9.04%	8.12%
Russell 3000 Value Index	25.37%	17.65%	11.00%	12.89%
Blended Benchmark	15.85%	12.62%	8.27%	9.39%
Lipper Flexible Portfolio Fund Index	13.66%	16.20%	11.21%	9.27%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfunds.com or by calling 1-800-366-3863 toll free. Effective May 1, 2018, the Fund no longer imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 3000 Value Index is a capitalization-weighted index composed of those companies that are among the largest 3,000 US-incorporated equities by market capitalization that exhibit value characteristics such as lower price-to book ratios and lower expected growth rates. This index is a total return market index, which assumes that all cash distributions are reinvested, in addition to tracking the price movements. The “Blended Benchmark” is a weighted average comprised of 60% Russell 3000 Value Index / 30% ICE BAML 1-3yr BB Cash Pay High Yield Index / 10% ICE BAML 3-month T-Bill Index (rebalanced monthly). The Russell 3000 Value Index is described above. The ICE BAML 1-3 year BB Cash Pay High Yield Index, a subset of ICE BAML U.S. Cash Pay High Yield Index, consists of all securities rated BB- through BB+ by S&P with a remaining term to final maturity of 3 years or less. The ICE BAML U.S. 3-month T-Bill Index reflects the performance of purchasing a single T-Bill issue at the beginning of the month and holding it for a full month. The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index. An index return does not reflect a deduction for fees, expenses, or taxes.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended December 31, 2021 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	12/31/21	7/1/21	12/31/21	7/1/21 – 12/31/21(1)
Actual Expenses(2)	1.06%	$1,000.00	$1,079.50	$5.56
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.06%	$1,000.00	$1,019.86	$5.40

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns of 7.95% for the six month-period ended December 31, 2021.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2021

	Shares/Units	Value
COMMON STOCKS: 83.0%

Beverages – Soft: 0.3%
The Coca-Cola Company	8,046	$476,404

Building Products: 1.2%
Owens Corning	22,525	2,038,513

Business Software & Services: 3.4%
Amdocs Limited#	54,619	4,087,686
Dun & Bradstreet Holdings, Inc.*	89,285	1,829,450
		5,917,136

Chemicals: 3.5%
DuPont de Nemours, Inc.	49,196	3,974,053
The Sherwin-Williams Company	6,102	2,148,880
		6,122,933

Commercial Banks & Thrifts: 7.0%
American National Bankshares, Inc.	35,987	1,355,990
OceanFirst Financial Corp.	47,753	1,060,117
Primis Financial Corp.	353,547	5,317,347
Prudential Bancorp, Inc.	6,225	84,536
Shore Bancshares, Inc.	122,477	2,553,645
Western New England Bancorp, Inc.	4,559	39,937
WSFS Financial Corporation	33,726	1,690,347
		12,101,919

Commercial Services & Supplies: 3.4%
Johnson Controls International plc#	71,685	5,828,707

Computer Communications: 3.3%
Cisco Systems, Inc.	89,792	5,690,119

Electrical Equipment & Instruments: 1.3%
Emerson Electric Co.	15,325	1,424,765
nVent Electric plc#	20,000	760,000
		2,184,765

Energy Exploration & Production: 1.3%
EOG Resources, Inc.	25,226	2,240,826

Engineering & Construction: 5.8%
EMCOR Group, Inc.	33,710	4,294,317
MYR Group, Inc.*	51,291	5,670,220
		9,964,537

Healthcare Equipment & Supplies: 3.1%
Abbott Laboratories	10,500	1,477,770
Medtronic plc#	38,211	3,952,928
		5,430,698

Hotels, Restaurants & Leisure: 2.6%
Wyndham Hotels & Resorts, Inc.	49,773	4,462,149

Information Technology Services: 7.5%
KBR, Inc.	190,484	9,070,848
Visa, Inc. – Class A	18,169	3,937,404
		13,008,252

Insurance: 2.8%
Chubb Limited#	12,009	2,321,460
W.R. Berkley Corp.	31,740	2,615,058
		4,936,518

Internet Retail: 2.3%
Amazon.com, Inc.*	1,210	4,034,551

Investment Company: 4.7%
26 Capital Acquisition Corp. – Class A*	6,000	59,100
Accelerate Acquisition Corp. – Class A*	2,528	24,572
Adara Acquisition Corp. – Class A*	19,870	194,527
Adit EdTech Acquisition Corp. – Class A*	17,388	172,141
AF Acquisition Corp. – Class A*	5,800	56,376
Agile Growth Corp. – Class A*#	9,850	95,545
Apollo Strategic Growth Capital II*#	5,000	49,800
Athlon Acquisition Corp. – Class A*	1,500	14,640
Atlantic Avenue Acquisition Corp. –
Class A*	1,000	9,800
Authentic Equity Acquisition Corp. –
Class A*#	4,250	41,459
B. Riley Principal 250 Merger Corp. –
Class A*	28,384	276,460
Biotech Acquisition Group – Class A*#	6,800	66,912
Bright Lights Acquisition Corp. – Class A*	9,450	93,177
BYTE Acquisition Corp. – Class A*#	5,000	48,950
Capstar Special Purpose Acquisition
Corp. – Class A*	5,305	52,838
Catalyst Partners Acquisition Corp. –
Class A*#	600	5,844
Clarim Acquisition Corp.*	1,000	9,930
Colombier Acquisition Corp. – Class A*	11,105	107,052
Crown PropTech Acquisitions – Class A*#	5,800	57,420
DPCM Capital, Inc. – Class A*	22,350	219,477
E.Merge Technology Acquisition Corp. –
Class A*	10,169	100,063
Edify Acquisition Corp. – Class A*	1,350	13,190
EG Acquisition Corp. – Class A*	7,351	71,452

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2021 (Con’t)

	Shares/Units	Value
COMMON STOCKS: 83.0% (Con’t)

Investment Company: 4.7% (Con’t)
Empowerment & Inclusion Capital I
Corp. – Class A*	4,796	$46,713
EQ Health Acquisition Corp.*	5,000	49,625
EQ Health Acquisition Corp. – Class A*	4,015	38,986
European Biotech Acquisition Corp. –
Class A*#	300	2,910
Evo Acquisition Corp.*	1,000	9,920
Executive Network Partnering Corp. –
Class A*	24,674	242,052
Fast Acquisition Corp. – Class A*	71,122	722,600
Fintech Evolution Acquisition Group –
Class A*#	2,200	21,384
Flame Acquisition Corp. – Class A*	58,990	573,383
G Squared Ascend II, Inc. – Class A*#	16,927	168,931
GigInternational 1, Inc.*	16,303	161,889
Glass Houses Acquisition Corp. – Class A*	13,623	132,279
Glenfarne Merger Corp. – Class A*	400	3,896
Goal Acquisitions Corp. – Class A*	41,796	405,421
Golden Arrow Merger Corp. – Class A*	10,300	99,704
Golden Falcon Acquisition Corp. –
Class A*	9,300	90,954
Healthcare Services Acquisition Corp. –
Class A*	23,301	227,418
IG Acquisition Corp. – Class A*	4,045	39,681
Isleworth Healthcare Acquisition Corp.*	8,103	79,734
Jack Creek Investment Corp. – Class A*#	8,840	86,278
Kadem Sustainable Impact Corp. –
Class A*	38,674	374,751
Kernel Group Holdings, Inc. – Class A*#	100	975
Leo Holdings Corp. II – Class A*#	2,500	24,375
Levere Holdings Corp. – Class A*#	3,427	33,379
Live Oak Mobility Acquisition Corp.*	5,000	50,000
Logistics Innovation Technologies Corp. –
Class A*	6,589	63,814
M3-Brigade Acquisition II
Corp. – Class A*	7,410	73,433
Macondray Capital Acquisition Corp. I –
Class A*#	31,101	306,345
Marlin Technology Corp. – Class A*#	2,000	19,520
Mason Industrial Technology,
Inc. – Class A*	500	4,880
Moringa Acquisition Corp. – Class A*#	4,042	39,207
Newbury Street Acquisition Corp.*	2,242	21,747
Noble Rock Acquisition Corp.*#	5,000	49,225
OmniLit Acquisition Corp.*	9,000	89,730
One Equity Partners Open Water Corp. I –
Class A*	3,600	35,028
Osiris Acquisition Corp. – Class A*	44,942	435,039
Oyster Enterprises Acquisition Corp. –
Class A*	20,000	195,200
Periphas Capital Partnering Corp. –
Class A*	15,008	365,745
Post Holdings Partnering Corp. – Class A*	18,272	179,066
Skydeck Acquisition Corp. – Class A*#	4,600	44,735
SportsTek Acquisition Corp. – Class A*	2,100	20,454
Tailwind Acquisition Corp. – Class A*	15,950	156,948
Tailwind International Acquisition Corp.*#	1,000	9,890
Tastemaker Acquisition Corp. – Class A*	39,237	388,054
Tech and Energy Transition Corp. –
Class A*	500	4,860
Zanite Acquisition Corp. – Class A*	3,691	37,574
Z-Work Acquisition Corp. – Class A*	5,067	49,353
		8,117,810

Media & Entertainment: 8.8%
Alphabet, Inc. – Class C*	3,080	8,912,257
Ziff Davis, Inc.*	56,985	6,317,357
		15,229,614

Oil Refining & Marketing: 0.1%
Phillips 66	2,813	203,830

Pharmaceuticals: 1.1%
Johnson & Johnson	11,189	1,914,102

Real Estate Investment Trust: 2.3%
American Homes 4 Rent – Class A	52,619	2,294,714
Americold Realty Trust	50,316	1,649,862
Physicians Realty Trust	3,000	56,490
		4,001,066

Specialty Chemicals: 0.4%
International Flavors & Fragrances, Inc.	4,249	640,112

Specialty Insurance: 0.1%
Radian Group, Inc.	5,950	125,724

Transportation & Logistics: 3.2%
United Parcel Service, Inc. – Class B	25,751	5,519,469

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2021 (Con’t)

	Shares/Units	Value
COMMON STOCKS: 83.0% (Con’t)

Truck Dealerships: 0.9%
Rush Enterprises, Inc. – Class A	11,893	$661,726
Rush Enterprises, Inc. – Class B	17,178	927,097
		1,588,823

Utilities: 2.2%
CMS Energy Corp.	36,172	2,352,989
NextEra Energy, Inc.	14,748	1,376,873
		3,729,862

Waste Management Services: 8.3%
Republic Services, Inc.	103,361	14,413,691

Wireless Telecommunication Services: 2.1%
T-Mobile USA, Inc.*	30,716	3,562,442
TOTAL COMMON STOCKS
(cost $73,887,321)		143,484,572

PREFERRED STOCKS: 1.3%

Oil & Gas Storage & Transportation: 1.3%
GasLog Partners LP, Series A, 8.625%#º	85,792	2,259,075
TOTAL PREFERRED STOCKS
(cost $1,574,255)		2,259,075

EXCHANGE TRADED FUNDS: 2.1%

Investment Company: 0.3%
SPAC & New Issue ETF	16,552	463,456

Renewable Energy: 1.8%
Invesco Solar ETF	40,986	3,154,692
TOTAL EXCHANGE TRADED FUNDS
(cost $1,844,914)		3,618,148

WARRANTS: 0.0%

Investment Company: 0.0%
Oyster Enterprises Acquisition Corp.*
Expiration: December 2027,
Exercise Price: $11.50	10,000	4,599
TOTAL WARRANTS
(cost $5,025)		4,599

CONVERTIBLE BONDS: 2.8%

Commercial Banks & Thrifts: 0.0%
Hope Bancorp, Inc., 2.000%, 5/15/38	96,000	93,840

Internet Software & Services: 0.4%
LendingTree, Inc., 0.500%, 7/15/25	787,000	656,162

Media & Entertainment: 0.7%
Ziff Davis, 1.750%, 11/1/26 144A	1,000,000	1,240,761

Oil & Gas Storage & Transportation: 1.1%
Golar LNG Ltd., 2.750%, 2/15/22#	1,905,000	1,910,793

Software & Services: 0.6%
FireEye, Inc., 1.625%, 6/1/35	992,000	994,561
TOTAL CONVERTIBLE BONDS
(cost $4,481,276)		4,896,117

CORPORATE BONDS: 8.4%
Aerospace & Defense: 0.7%
TransDigm, Inc.
6.375%, 6/15/26	1,091,000	1,122,197
7.500%, 3/15/27	44,000	46,024
		1,168,221
Auto Components: 0.3%
Dana Financing Luxembourg,
5.750%, 4/15/25# 144A	180,000	184,455
The Goodyear Tire & Rubber Co.,
5.000%, 5/31/26	296,000	304,161
		488,616
Building Products: 0.2%
Griffon Corp., 5.750%, 3/1/28	369,000	383,729

Chemicals: 0.1%
The Scotts Miracle-Gro Co.,
4.500%, 10/15/29	120,000	125,272

Consumer Finance: 0.4%
Credit Acceptance Corp.
5.125%, 12/31/24 144A	150,000	153,906
6.625%, 3/15/26	500,000	520,920
		674,826
Food & Staples Retailing: 0.2%
Safeway, Inc., 7.450%, 9/15/27	273,000	319,347

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2021 (Con’t)

	Principal	Value
CORPORATE BONDS: 8.4% (Con’t)

Healthcare Providers & Services: 0.4%
Encompass Health Corp.,
5.750%, 9/15/25	$343,000	$351,829
Owens & Minor, Inc.,
4.375%, 12/15/24	38,000	40,430
Tenet Healthcare Corp.,
4.625%, 7/15/24	250,000	253,439
		645,698

Hotels, Restaurants & Leisure: 0.3%
Cedar Fair LP, 6.500%, 10/1/28	80,000	85,318
Marriott Ownership Resorts, Inc.,
4.750%, 1/15/28	141,000	143,325
MGM Resorts International,
7.750%, 3/15/22	257,000	260,538
		489,181

Household & Personal Products: 0.4%
Spectrum Brands, Inc., 5.750%, 7/15/25	614,000	627,677

Industrial Conglomerates: 0.2%
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.750%, 2/1/24	400,000	401,400

Machinery: 1.0%
EnPro Industries, Inc., 5.750%, 10/15/26	803,000	840,586
Welbilt, Inc., 9.500%, 2/15/24	931,000	941,450
		1,782,036
Media & Entertainment: 1.3%
Cinemark USA, Inc.,
8.750%, 5/1/25 144A	500,000	530,540
iHeartCommunications, Inc.,
8.375%, 5/1/27	1,661,000	1,753,393
		2,283,933

Metals & Mining: 0.6%
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	752,000	783,772
Commercial Metals Co., 5.375%, 7/15/27	196,000	204,037
		987,809

Packaging & Containers: 0.4%
Crown Americas LLC/Crown Americas
Capital Corp. VI, 4.750%, 2/1/26	310,000	318,158
Silgan Holdings, Inc., 4.750%, 3/15/25	323,000	325,359
		643,517

Real Estate Investment Trust: 0.2%
MPT Operating Partnership LP/MPT
Finance Corp., 5.000%, 10/15/27	350,000	366,618

Software & Services: 0.0%
NortonLifeLock, Inc.,
5.000%, 4/15/25 144A	50,000	50,438

Speciality Retail: 0.3%
Signet U.K. Finance plc,
4.700%, 6/15/24#	510,000	519,601

Technology: 0.2%
Dun & Bradstreet Corp.,
6.875%, 8/15/26 144A	400,000	416,432

Technology Hardware & Equipment: 0.2%
CDW LLC/CDW Finance Corp.,
3.250%, 2/15/29	290,000	293,006

Telecommunication Services: 0.2%
Level 3 Financing, Inc.
5.375%, 5/1/25	111,000	113,552
5.250%, 3/15/26	250,000	255,891
		369,443

Trading Companies & Distributors: 0.3%
United Rentals North America, Inc.,
3.875%, 11/15/27	500,000	518,906
Utilities: 0.5%
NRG Energy, Inc.
6.625%, 1/15/27	164,000	170,691
5.750%, 1/15/28	718,000	760,089
		930,780
TOTAL CORPORATE BONDS
(cost $14,408,278)		14,486,486

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2021 (Con’t)

	Shares	Value
SHORT-TERM INVESTMENTS: 2.1%

Money Market Funds: 2.1%^
First American Treasury
Obligations Fund,
Institutional Share Class, 0.013%	3,583,301	$3,583,301
TOTAL SHORT-TERM INVESTMENTS
(cost $3,583,301)		3,583,301
TOTAL INVESTMENTS IN SECURITIES
(cost $99,784,370): 99.7%		172,332,298
Other Assets and Liabilities 0.3%		439,925
NET ASSETS: 100.0%		$172,772,223

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of December 31, 2021, the value of these investments was $2,576,532 or 1.5% of total net assets.

^	Rate shown is the 7-day effective yield at December 31, 2021.
º	The coupon rate shown on variable rate securities represents the rate as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2021

ASSETS
Investments in securities, at value (cost $99,784,370)	$172,332,298
Receivables:
Dividends and interest	409,139
Securities sold	191,440
Fund shares sold	33,868
Prepaid expenses	42,098
Total assets	173,008,843

LIABILITIES
Payables:
Due to affiliate (Note 5)	113,084
Fund shares redeemed	30,273
Securities purchased	13,911
Accrued expenses	79,352
Total liabilities	236,620

NET ASSETS	$172,772,223

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	6,577,193

Net asset value, offering and redemption price per share	$26.27

COMPONENTS OF NET ASSETS
Capital stock at par value	$65,772
Paid-in capital	98,120,608
Distributable earnings	74,585,843
NET ASSETS	$172,772,223

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2021

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $36)	$1,656,632
Interest	695,633
Total income	2,352,265

Expenses
Advisory fees (Note 5)	1,202,393
Administration fees	82,041
Sub transfer agent fees	63,116
Transfer agent fees	55,118
Administration fees – Corbyn (Note 5)	46,031
Directors fees	45,000
Fund accounting fees	40,804
Legal fees	36,431
Blue sky fees	35,680
Audit fees	29,500
Insurance fees	27,094
Reports to shareholders	19,739
Custody fees	17,015
Miscellaneous fees	14,445
Total expenses	1,714,407
Net investment income	637,858

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	10,252,564
Change in net unrealized appreciation on investments	25,597,662
Net realized and change in net unrealized gain on investments	35,850,226
Net increase in net assets resulting from operations	$36,488,084

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$637,858	$2,081,899
Net realized gain on sale of investments	10,252,564	4,163,381
Change in net unrealized appreciation (depreciation) on investments	25,597,662	(9,149,548)
Net increase (decrease) in net assets resulting from operations	36,488,084	(2,904,268)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	(12,760,256)	(3,567,021)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)	10,317,757	(46,999,690)

Total increase (decrease) in net assets	34,045,585	(53,470,979)

NET ASSETS
Beginning of year	138,726,638	192,197,617
End of year	$172,772,223	$138,726,638

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Value	Shares	Value
Shares sold	1,181,493	$30,616,960	152,069	$3,032,608
Shares issued in reinvestment of distributions	476,226	12,308,857	173,574	3,437,668
Shares redeemed	(1,284,675)	(32,608,060)	(2,806,172)	(53,469,966)
Net increase (decrease)	373,044	$10,317,757	(2,480,529)	$(46,999,690)

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.36	$22.13	$19.77	$24.33	$24.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.30	0.30	0.40	0.41
Net realized and unrealized gain (loss) on investments	5.83	0.47	3.80	(2.78)	1.50
Total from investment operations	5.93	0.77	4.10	(2.38)	1.91

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.33)	(0.35)	(0.39)	(0.43)
From net realized gain	(1.91)	(0.21)	(1.39)	(1.79)	(1.92)
Total distributions	(2.02)	(0.54)	(1.74)	(2.18)	(2.35)
Net asset value, end of year	$26.27	$22.36	$22.13	$19.77	$24.33
Total return	26.83%	3.78%	20.86%	(10.15%)	7.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$172.8	$138.7	$192.2	$203.6	$272.6
Ratio of expenses to average net assets	1.07%	1.12%	1.04%	1.01%	0.98%
Ratio of net investment income to average net assets	0.40%	1.45%	1.29%	1.60%	1.53%
Portfolio turnover rate	29%	31%	13%	30%	40%

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2021

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the- counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within  60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Any securities for which market quotations are not readily available, the above valuation procedures are not appropriate, or do not appear to accurately reflect the current value of the security, are valued at fair value as determined in good faith by Corbyn pursuant to policies and procedures approved by the Board.

In determining fair value, Corbyn, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2021:

	Quoted Prices	Significant Other	Significant	Carrying Value,
	in Active	Observable	Unobservable	at December 31,
	Market	Inputs	Inputs	2021
	Level 1	Level 2	Level 3	Total
Common Stocks*	$142,914,816	$569,756	$—	$143,484,572
Preferred Stocks*	2,259,075	—	—	2,259,075
Exchange Traded Funds*	3,618,148	—	—	3,618,148
Warrants*	4,599	—	—	4,599
Convertible Bonds*	—	4,896,117	—	4,896,117
Corporate Bonds*	—	14,486,486	—	14,486,486
Short-Term Investments	3,583,301	—	—	3,583,301
Total	$152,379,939	$19,952,359	$—	$172,332,298

*  See Schedule of Investments for industry breakdown.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Con’t)

The Fund did not have any Level 3 securities during the year ended December 31, 2021.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 14, 2021 an income dividend of $0.04 and a long-term capital gains distribution of $0.6398 per share was declared, payable on July 15, 2021, to shareholders of record on July 13, 2021. Additionally, on December 15, 2021, an income dividend of $0.069, a short-term capital gains distribution of $0.1085 and a long-term capital gains distribution of $1.162 per share was declared, payable on December 16, 2021 to shareholders of record on December 14, 2021. The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions paid from:	December 31, 2021	December 31, 2020
Ordinary income	$1,376,622	$2,215,999
Long-term capital gain	$11,383,634	$1,351,022

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2021.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2021, purchases and sales of investments, other than short-term investments, aggregated $43,963,432 and $44,638,079, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Con’t)

As of, and during, the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2018-2021).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2021, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$99,935,401
Gross tax unrealized appreciation	72,789,763
Gross tax unrealized depreciation	(392,866)
Net tax unrealized appreciation	72,396,897
Undistributed ordinary income	124,238
Undistributed long-term capital gain	2,064,708
Total distributable earnings	2,188,946
Other accumulated gains/losses	—
Total accumulated earnings	$74,585,843

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the Fund did not have any reclassifications between paid in capital and distributable earnings.

As of December 31, 2021, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the year ended December 31, 2021, the Fund incurred $1,202,393 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the year ended December 31, 2021, the Fund incurred $46,031 in administrative fees to Corbyn.

At December 31, 2021, investors for whom Corbyn was investment adviser held 771,762 shares of the Fund.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2021 (Con’t)

Note 6 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and/or liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Note 7 – Subsequent Events

Management has evaluated other events and transactions occurring after December 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Greenspring Fund, Incorporated

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2004.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2022

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS December 31, 2021 (Unaudited)

Tax Information
For the year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 99.76%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2021, which is designated as qualifying for the dividends-received deduction, is 86.67%.

For foreign shareholders in the Fund, for the year ended December 31, 2021, 28.88% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 49.98% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section  871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended December 31, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling   (800) SEC-0330.

Reports and Householding
We will mail only one physical copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses that have made such elections in accordance with Rule 30e-3 and shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfunds.com.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Number
Name and	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Interested
Directors and Officers
Charles vK. Carlson(2)	President	From March 1993 to present.	President and Director of the	One	None
Year of Birth: 1959	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson(2)	Director	From February 1994 to present.	President and Chair of the	One	None
Year of Birth: 1957			Business Department at Shapiro
Sher Guinot & Sandler (a law
firm) from February 1999 to
present. Partner of Shapiro Sher
Guinot & Sandler from February
1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President,	One	None
Year of Birth: 1961	Chief Financial Officer	From February 1994 to present.	Portfolio Manager – Equities and
	Director	From March 1992 to present.	Director of the Fund’s Adviser.

Independent Directors(3)
David T. Fu	Director	From May 1990 to present.	Retired.	One	None
Year of Birth: 1956

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
Year of Birth: 1965			Operations at the Gilman
School from June 2003 to present.
Adjunct Professor of Financial
Accounting at Johns Hopkins
University from February 2013
to present.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con’t)

Number
Name and	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Officers
Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
Year of Birth: 1967	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.	Chief Compliance Officer
of the Fund’s Adviser from
December 31, 2016 to present.
Secretary of the Fund’s Adviser
from June 14, 2017 to present.

(1)	Directors serve an indefinite term; officers serve a term of one year.
(2)	Mr. Charles vK. Carlson and Mr. William E. Carlson are brothers.
(3)	Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund.

Greenspring Fund, Incorporated

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Greenspring Fund (the “Fund”) has adopted and implemented a Liquidity Risk Management Program (the “Program”). The Board of Directors (the “Board”) of the Fund has appointed Corbyn Investment Management, the Fund’s investment adviser, to serve as the administrator (the “Administrator”) of the Program. The Administrator implemented the Program effective June 1, 2019 and is responsible for the day-to-day administration of the Program. Under the Program, the Administrator manages the Fund’s liquidity risk, which is the risk that the Fund can’t meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by a third-party liquidity assessment vendor. The Board reviewed a report prepared by the Administrator regarding the operation and effectiveness of the Program for the period June 1, 2020 through June 30, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the Administrator provided its assessment that the Program has been effective in managing the Fund’s liquidity risk.

Greenspring Fund, Incorporated

PRIVACY POLICY December 31, 2021 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through December 31, 2021
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2021. The total value of $313,851 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended December 31, 2021 were 26.83%, 16.74%, 9.04%, 8.12% and 9.36%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfunds.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$26,000	$26,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*  /s/ Charles vK. Carlson
   Charles vK. Carlson, Chief Executive Officer

Date   3/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Charles vK. Carlson
   Charles vK. Carlson, Chief Executive Officer

Date   3/1/2022

By (Signature and Title)*  /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date   3/1/2022

* Print the name and title of each signing officer under his or her signature.